                                                                    EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections
(a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of Windsor Woodmont Black Hawk Resort Corp., a Colorado corporation (the "Corporation"), does hereby certify, to such officer's knowledge, that:

        The Quarterly Report on Form 10-Q for the quarter ended September 30, 2004 (the "Form 10-Q") of the Corporation fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended and information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Corporation.

Dated:November 12, 2004             /s/ Jerry L. Dauderman
                                    -----------------------------------
                                    Jerry Dauderman
                                         Chairman of the Board and Chief
                                         Executive Officer

Dated:November 12, 2004              /s/ Michael L. Armstrong
                                    -------------------------
                                         Michael L. Armstrong
                                         Executive Vice President and
                                         Chief Financial Officer